SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 13, 2003
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-2)
   --------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2003-2. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2003-2 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2003-2 REMIC Pass-Through Certificates.

     On February 24, 2003, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2003) as of February 1, 2003 of $757,241,656.27. The mortgage loans that have original maturities of at least 19 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2003) as of February 1, 2003 of $549,864,882.81. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before February 1, 2003) as of February 1, 2003 of $207,376,773.46. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of February 1, 2003 were 1175 and 445, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of February 1, 2003 were 6.298% and 5.942%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of February 1, 2003 were 357.43 months and 176.72 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to June 1, 2001 and February 1, 2002, respectively, or after February 1, 2003. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of February 1, 2003 were 358.71 months and 178.51 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than February 1, 2033 and February 1, 2018, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $42,100 and $45,500, respectively, nor more than $1,000,000. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $12,084,855 and $864,033, respectively, as of February 1, 2003, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of February 1, 2003 were 64.1% and 55.6%, respectively. No more than $5,580,804 and $3,378,606, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 98%(2) and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 97% and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 3% and 6%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 80% and 90%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans and pool II mortgage loans for which additional collateral was pledged, taken as groups:

     1. the numbers of such pool I mortgage loans and pool II mortgage loans are 5 and 3, respectively;

     2. the aggregate scheduled principal balances of such pool I mortgage loans and pool II mortgage loans are $2,125,618 and $907,503, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, taking into account the loanable value of the pledged additional collateral, are 80% and 77.4%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans and pool II mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 93.1% and 91.8%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.750%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $537,928,669 and $11,936,214, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 6.310% and 5.776%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.39 months and 359.07 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 5.250%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 5.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $207,039,244 and $337,529, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 5.943% and 5.375%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 176.72 months and 178.00 months, respectively.

      The following tables set forth information regarding the mortgage loans as of February 1, 2003.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                  1                         $    541,792

2002                               1075                          500,518,628

2003                                 99                           48,804,463


Total                              1175                         $549,864,883
                                   ====                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2002                                415                         $191,381,543

2003                                 30                           15,995,230


Total                               445                         $207,376,773
                                    ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                    1050                         $496,198,579

Multi-family Dwellings*              10                            4,956,659

Townhouses                           21                            9,135,147

Condominium Units (one to four       19                            8,104,685
stories high)

Condominium Units (over four         13                            6,177,243
stories high)

Cooperative Units                    62                           25,292,570


Total                              1175                         $549,864,883
                                   ====                         ============

-----------
*   Multi-family dwellings are 2-family, 3-family and 4-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     401                         $190,634,535

Multi-family Dwellings*               2                              856,527

Townhouses                            4                            1,541,417

Condominium Units (one to four        7                            3,197,413
stories high)

Condominium Units (over four          9                            4,005,004
stories high)

Cooperative Units                    22                            7,141,877


Total                               445                         $207,376,773
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                           1165                         $544,908,223

2-family                              7                            3,249,279

3-family                              2                            1,149,923

4-family                              1                              557,458


Total                              1175                         $549,864,883
                                   ====                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            443                         $206,520,246

2-family                              2                              856,527


Total                               445                         $207,376,773
                                    ===                         ============

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                   10                         $    887,391
$150,000 through $199,999             2                              331,378
$200,000 through $299,999             1                              229,771
$300,000 through $349,999           142                           48,030,352
$350,000 through $399,999           302                          113,861,822
$400,000 through $449,999           229                           97,479,215
$450,000 through $499,999           152                           72,443,788
$500,000 through $549,999           100                           52,492,388
$550,000 through $599,999            60                           34,765,760
$600,000 through $649,999            66                           41,557,237
$650,000 through $699,999            58                           39,821,544
$700,000 through $749,999             5                            3,690,086
$750,000 through $799,999             6                            4,642,472
$800,000 through $849,999             3                            2,455,948
$850,000 through $899,999             7                            6,066,952
$900,000 through $949,999             8                            7,464,874
$950,000 through $999,999            21                           20,643,905
$1,000,000 and over                   3                            3,000,000


Total                              1175                         $549,864,883
                                   ====                         ============


                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    8                         $    669,902
$150,000 through $199,999             2                              327,669
$200,000 through $249,999             1                              248,813
$250,000 through $299,999             1                              297,766
$300,000 through $349,999            57                           19,257,424
$350,000 through $399,999           108                           40,601,693
$400,000 through $449,999            77                           32,668,773
$450,000 through $499,999            59                           28,133,153
$500,000 through $549,999            32                           16,761,975
$550,000 through $599,999            26                           14,944,231
$600,000 through $649,999            22                           13,625,476
$650,000 through $699,999            28                           19,087,812
$700,000 through $749,999             3                            2,198,295
$750,000 through $799,999             4                            3,078,521
$800,000 through $849,999             6                            4,941,168
$850,000 through $899,999             2                            1,741,404
$900,000 through $949,999             1                              935,000
$950,000 through $999,999             7                            6,857,698
$1,000,000 and over                   1                            1,000,000


Total                               445                         $207,376,773
                                    ===                         ============

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.500%                                3                         $  2,066,695

5.501% - 6.000%                      92                           42,392,632

6.001% - 6.500%                     999                          470,980,388

6.501% - 7.000%                      79                           33,480,790

7.001% - 7.500%                       2                              944,378


Total                              1175                         $549,864,883
                                   ====                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.375% - 5.500%                       4                         $  1,810,417

5.501% - 6.000%                     336                          158,781,993

6.001% - 6.500%                     103                           46,322,396

6.501% - 6.750%                       2                              461,967


Total                               445                         $207,376,773
                                    ===                         ============

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    508                         $246,485,164

65.001% - 75.000%                   336                          154,495,773

75.001% - 80.000%                   300                          136,799,091

80.001% - 85.000%                     8                            2,638,961

85.001% - 90.000%                    22                            9,054,327

90.001% - 95.000%                     1                              391,567


Total                              1175                         $549,864,883
                                   ====                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    279                         $135,249,877

65.001% - 75.000%                   110                           48,191,681

75.001% - 80.000%                    54                           23,071,182

80.001% - 85.000%                     1                              385,783

85.001% - 90.000%                     1                              478,250


Total                               445                         $207,376,773
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               9                         $  4,187,281
Arizona                               8                            3,867,912
Arkansas                              2                              853,764
California                          434                          205,719,141
Colorado                             20                            9,515,243
Connecticut                          55                           27,346,716
Delaware                              2                              747,953
District of Columbia                 14                            6,620,377
Florida                              21                            9,408,590
Georgia                              17                            7,350,742
Hawaii                                2                            1,348,064
Idaho                                 1                              350,000
Illinois                             49                           22,856,287
Indiana                               1                              359,331
Iowa                                  1                              419,611
Kansas                                4                            1,761,256
Kentucky                              1                              595,765
Louisiana                             1                              499,502
Maine                                 1                              335,689
Maryland                             53                           23,991,736
Massachusetts                        52                           23,422,250
Michigan                              9                            3,751,696
Minnesota                             7                            3,440,509
Missouri                             15                            7,859,543
Nevada                                4                            1,515,714
New Jersey                           62                           27,636,350
New Mexico                            6                            2,795,254
New York                            188                           88,038,560
North Carolina                       10                            4,812,429
Ohio                                 10                            5,075,381
Oklahoma                              1                              746,735
Oregon                                2                              912,608
Pennsylvania                         13                            5,866,939
South Carolina                        8                            3,877,028
Tennessee                            10                            5,464,494
Texas                                15                            6,261,911
Utah                                  3                            1,725,926
Virginia                             41                           18,034,307
Washington                           22                           10,112,546
Wisconsin                             1                              379,743

Total                              1175                         $549,864,883
                                   ====                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               6                         $  2,726,035
Arizona                               5                            2,044,348
Arkansas                              2                            1,037,673
California                          134                           63,300,078
Colorado                              6                            3,169,226
Connecticut                          21                           10,644,367
District of Columbia                  2                            1,263,529
Florida                              10                            5,140,662
Georgia                               5                            2,057,925
Illinois                             30                           14,743,791
Indiana                               3                            1,263,448
Iowa                                  1                              463,384
Louisiana                             1                              372,307
Maine                                 1                              456,795
Maryland                             19                            8,522,415
Massachusetts                        12                            6,229,823
Michigan                              4                            2,279,793
Minnesota                             2                              742,372
Missouri                             12                            5,653,333
Nevada                                2                              742,408
New Hampshire                         1                              481,122
New Jersey                           25                           11,555,189
New York                             84                           37,205,551
North Carolina                        4                            1,707,876
Ohio                                  3                            1,659,713
Oregon                                3                              948,961
Pennsylvania                          6                            2,936,277
Rhode Island                          1                              342,565
South Carolina                        3                            1,622,705
Tennessee                             4                            1,519,152
Texas                                15                            6,615,574
Utah                                  1                              437,251
Virginia                             11                            4,872,653
Washington                            6                            2,618,472


Total                               445                         $207,376,773
                                    ===                         ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: February 13, 2003